Exhibit 99.1
                                                                    ------------


                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            GE Capital International
                                                (Mauritius)

Address of Joint Filer:                         Les Cascades Building,
                                                Edith Cavell Street
                                                Port Louis, Mauritius

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

GE Capital International (Mauritius)




 /s/  Bryant B. Cohen
-----------------------------------
Name:    Bryant B. Cohen
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            GE Indian Services Holding
                                                Private Limited

Address of Joint Filer:                         AIFACS Building
                                                1 Rafe Marg
                                                New Delhi, 110001 India

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

GE Indian Services Holding Private Limited




 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            GE India Ventures LLC

Address of Joint Filer:                         120 Long Ridge Road
                                                Stamford, CT  06927

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

GE India Ventures LLC




 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            General Electric Capital
                                                Services Indian Investments LLC

Address of Joint Filer:                         120 Long Ridge Road
                                                Stamford, CT  06927

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

General Electric Capital Services Indian Investments LLC



 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            General Electric Capital
                                                Corporation

Address of Joint Filer:                         3135 Easton Turnpike
                                                Fairfield, CT  06828

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

General Electric Capital Corporation



 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            General Electric Capital
                                                Services, Inc.

Address of Joint Filer:                         3135 Easton Turnpike
                                                Fairfield, CT  06828

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

General Electric Capital Services, Inc.



 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            General Electric Company

Address of Joint Filer:                         3135 Easton Turnpike
                                                Fairfield, CT  06828

Relationship of Joint Filer to Issuer:          10% Owner

Issuer Name and Ticker or Trading Symbol:       Genpact Limited (G)

Date of Earliest Transaction Required to
be Reported (Month/Day/Year):                   8/1/2007

Designated Filer:                               GE Capital (Mauritius) Holdings
                                                Ltd.

SIGNATURE:

General Electric Company



 /s/  Frank Ertl
-----------------------------------
Name:    Frank Ertl
Title:   Attorney-in-fact


August 3, 2007
--------------
Date